UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Chardan NexTech Acquisition 2 Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

Chardan NexTech Acquisition 2 Corp. (“Chardan”, “we”, “our” or the “Company”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by Chardan with the Securities and Exchange Commission (the “SEC”) on July 22, 2022 (the “Definitive Proxy Statement”) in connection with the Extension Proposal and the Trust Amendment Proposal (each as defined in the Definitive Proxy Statement). All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement. Underlined text shows text being added to and strikethrough text shows text being removed from a referenced disclosure in the Definitive Proxy Statement.

The fourth paragraph on page i of the Definitive Proxy Statement is amended and restated as follows:

(a) Proposal No. 1 — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the "Trust Account") by the Company's insiders, their affiliates or designees (the "Insiders") of ~~$100,000~~ $200,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

The first paragraph on page ii of the Definitive Proxy Statement is amended and restated as follows:

The Charter and the Trust Agreement provides that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal and the Trust Amendment Proposal are approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The third paragraph on page v of the Definitive Proxy Statement is amended and restated as follows:

1.	Proposal No. 1 — The Extension Proposal —To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the "Trust Account") by the Company's insiders, their affiliates or designees (the "Insiders") of ~~$100,000~~ $200,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

The fifth paragraph on page 3 of the Definitive Proxy Statement is amended and restated as follows:

While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company’s insiders, their affiliates or designees (the “Insiders”) of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The second paragraph on page 4 of the Definitive Proxy Statement is amended and restated as follows:

1.	Proposal No. 1 — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company's insiders, their affiliates or designees (the “Insiders”) of ~~$100,000~~ $200,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

The third question on page 5 of the Definitive Proxy Statement is amended and restated as follows:

Why should I vote to approve the Extension?

The Charter and the Trust Agreement provides that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal and the Trust Amendment Proposal are approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The third paragraph on page 16 of the Definitive Proxy Statement is amended and restated as follows:

1.	Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the "Trust Account") by the Company's insiders, their affiliates or designees (the "Insiders") of ~~$100,000~~ $200,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

The second paragraph on page 20 of the Definitive Proxy Statement is amended and restated as follows:

The Charter provides that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company’s insiders, their affiliates or designees (the “Insiders”) of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline).

The third paragraph on page 20 of the Definitive Proxy Statement is amended and restated as follows:

We are proposing to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A hereof to authorize the Company to extend the date up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) by which the Company must (i) consummate its initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (iii) redeem all of the shares of Company Common Stock, upon the deposit into the Trust Account by the Insiders of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline) (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”).

The fifth paragraph on page 20 of the Definitive Proxy Statement is amended and restated as follows:

While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The sixth paragraph on page 20 of the Definitive Proxy Statement is amended and restated as follows:

“(i)   Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (1) the 12-month anniversary of the closing of the IPO (“Closing”) (or the 18-month anniversary of the Closing if extended in full as described in the prospectus relating to the IPO) (“Last Date”), or (2) if the Company’s Board of Directors extends the time to complete the Business Combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions), upon the deposit into the Trust Account of ~~$100,000~~ $200,000 by the Company’s insiders, their affiliates or designees upon five days’ advance notice prior to August 13, 2022 or such other date as may be extended, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

The second paragraph on page 31 of the Definitive Proxy Statement is amended and restated as follows:

The proposed amendment to the Trust Agreement, in the form set forth in Annex B hereof (the “Trust Amendment”), would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Proposal, namely, to extend the date up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) by which the Company must (i) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (iii) redeem all of the shares of Company Common Stock included as part of the units sold in the Company’s IPO, upon the deposit into the Trust Account by the Insiders of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline).

The third paragraph on page 31 of the Definitive Proxy Statement is amended and restated as follows:

While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.

The second paragraph page A-1 of the Definitive Proxy Statement is amended and restated as follows:

“E. In the event that the Corporation does not consummate a Business Combination by August 13, 2022 (if not extended up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions)) upon the deposit into the trust account by the Corporation’s insiders, their affiliates or designees of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022, or such other deadline, as applicable) (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

The fourth paragraph on page B-1 of the Definitive Proxy Statement is amended and restated as follows:

WHEREAS, at an special meeting of the Company held on August 5, 2022, the Company’s stockholders approved (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”) to authorize the Company to extend the date up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) by which the Company must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021, upon the deposit into the trust account by the Company’s insiders, their affiliates or designees of ~~$100,000~~ $200,000 upon five days’ advance notice prior to August 13, 2022, or such other date as may be extended (the “Extension”) and (ii) a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

The first paragraph on page 2 of the Proxy for the Special Meeting is amended and restated as follows:

Proposal No. 1 —To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the "Trust Account") by the Company's insiders, their affiliates or designees (the "Insiders") of ~~$100,000~~ $200,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

Additional Information and Where to Find It

These definitive additional proxy materials relate to the Definitive Proxy Statement filed by Chardan on July 22, 2022. The Definitive Proxy Statement was mailed to all Chardan stockholders on or around July 22, 2022. Before making any voting decision, investors and security holders of Chardan are urged to read the Definitive Proxy Statement, these definitive additional proxy materials and all other relevant documents filed or that will be filed with the SEC because they contain important information.

Investors and security holders are able to obtain free copies of the Definitive Proxy Statement and all other relevant documents filed or that will be filed with the SEC by Chardan through the website maintained by the SEC at www.sec.gov.

The documents filed by Chardan with the SEC also may be obtained by contacting Chardan NexTech Acquisition 2 Corp. at 17 State Street, 21st Floor, New York, New York 10004, or by calling (646) 465-9001.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE DEFINITIVE PROXY STATEMENT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THESE DEFINITIVE ADDITIONAL PROXY MATERIALS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Cautionary Statement Regarding Forward-Looking Statements

These definitive additional proxy materials contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in these definitive additional proxy materials, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Dragonfly Energy Corp. (“Dragonfly”), market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Chardan) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Chardan and its management, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Chardan; 2) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Chardan’s Definitive Proxy Statement (File No. 001-40730), as filed on July 22, 2022. The Definitive Proxy Statement addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in these definitive additional proxy materials should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Chardan does not give any assurance that either Chardan or Dragonfly or the combined company will achieve its expected results. Chardan undertakes no duty to update these forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

These definitive additional proxy materials are and the information contained herein are not intended to and do not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.